Exhibit 99.1

 Rafael Holdings Reports Third Quarter Fiscal Year 2019 Results

NEWARK, NJ – June 5, 2019: Rafael Holdings, Inc., (NYSE American: RFL), reported revenue of $1.4 million and a loss per share of $0.07 for the third quarter of its 2019 fiscal year, the three months ended April 30, 2019.

3Q19 Highlights

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Rafael Pharma announced that its lead compound, CPI-613® (devimistat), will be explored in a new combination for the treatment of T-cell lymphoma as a part of Stand Up To Cancer’s T-Cell Lymphoma Dream Team Research Grant

•

Rafael Pharma’s Phase 2 trial of CPI-613 (devimistat) for patients with relapsed or refractory Burkitt lymphoma opened in multiple sites. The US FDA has designated devimistat orphan drug status for the treatment of Burkitt lymphoma.

•

Rafael Pharma’s Phase 3 pivotal trials of CPI-613 (devimistat) devimistat for patients with metastatic pancreatic cancer and relapsed or refractory acute myeloid leukemia was ongoing in multiple sites.

•	Rafael Pharma completed its Phase 1 study of CPI-613 (devimistat) in combination with bendamustine in patients with relapsed or refractory T-cell lymphoma.

•	To meet the growing demands of its expanded clinical trial program, Rafael Pharma added a second qualified CPI-613 (devimistat) manufacturer and continued to build out its management team.

Remarks by Howard Jonas, Chairman and CEO of Rafael Holdings

“Rafael Holdings is supporting Rafael Pharma and Lipomedix as they pursue their clinical development programs including Rafael Pharma’s Phase 3 global trials of CPI-613. We are also continuing to make progress in our effort to realize the full value of our real estate holdings and particularly our 20-story commercial property and associated garage in Newark, New Jersey.”

About Rafael Holdings, Inc.:

Holdings holds commercial real estate assets and interests in two clinical stage, oncology focused pharmaceutical companies. The real estate holdings comprise properties in Newark and Piscataway, New Jersey and Jerusalem, Israel. The pharmaceutical holdings consist of equity interests in Rafael Pharmaceuticals, Inc. and a majority stake in Lipomedix Pharmaceuticals Ltd., both of which are focused on development and commercialization of drugs in the oncology space.

Contact:

Rafael Holdings

David Polinsky

Chief Financial Officer

P: (212) 658-1450

E: invest@rafaelholdings.com

RAFAEL HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands, except share data)

	April 30,	July 31,
	2019	2018
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$12,969	$15,803
Trade accounts receivable, net of allowance for doubtful accounts of $86 and $82 at April 30, 2019 and July 31, 2018	672	287
Marketable securities	—	24,701
Due from Rafael Pharmaceuticals	160	3,300
Prepaid expenses and other current assets	840	421
Total current assets	14,641	44,512

Property and equipment, net	49,181	50,113
Investments – Rafael Pharmaceuticals	70,018	13,300
Investments – Other Pharmaceuticals	2,000	2,000
Investments – Hedge Funds	4,632	4,218
Deferred income tax assets, net	24	—
Patents	407	324
In-process research and development	1,327	1,327
Other assets	1,223	1,126
Total assets	$143,453	$116,920

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$755	$367
Accrued expenses	203	500
Other current liabilities	19	24
Total current liabilities	977	891

Due to/from related parties	44	276
Convertible note, net of $60 discount – Related Party	14,940	—
Accrued interest on convertible note – Related Party	418	—
Other liabilities	210	188
Total liabilities	16,589	1,355

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Class A common stock, $0.01 par value; 35,000,000 shares authorized, 787,163 shares issued and outstanding as of April 30, 2019 and July 31, 2018	8	8
Class B common stock, $0.01 par value; 200,000,000 shares authorized, 13,139,333 and 11,762,346 shares issued and outstanding as of April 30, 2019 and July 31, 2018, respectively	131	118
Additional paid in capital	117,383	103,636
Accumulated deficit	(3,654)	(1,108)
Accumulated other comprehensive income	4,134	4,043
Total Rafael Holdings, Inc. stockholders’ equity	118,002	106,697
Noncontrolling interests	8,862	8,868
Total equity	126,864	115,565

Total liabilities and STOCKHOLDERS’ equity	$143,453	$116,920

RAFAEL HOLDINGS, INC.

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(unaudited, in thousands, except share data)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2019	2018	2019	2018
Revenues:
Rental – Third Party	$588	$400	$1,277	$1,085
Rental – Related Party	521	447	1,564	1,442
Parking	268	246	688	630
Total Revenue	1,377	1,093	3,529	3,157

Costs and expenses:
Selling, general and administrative	2,059	1,402	5,228	4,481
Research and development	300	—	949	—
Depreciation and amortization	436	422	1,296	1,276
Loss from operations	(1,418)	(731)	(3,944)	(2,600)

Interest (expense) income, net	(221)	71	647	75
Net gain (loss) resulting from foreign exchange transactions	19	(28)	19	90
Net loss on equity investments	—	—	—	(104)
Gain on sales of marketable securities, net	—	24	330	24
Unrealized gain on investments – Hedge Funds	466	—	414	—
Gain on disposal of bonus shares	—	—	—	246
Loss before income taxes	(1,154)	(664)	(2,534)	(2,269)
Benefit from (provision for) income taxes	7	5	21	(8,438)
Net Loss	(1,147)	(659)	(2,513)	(10,707)
Net loss attributable to noncontrolling interests	(142)	(128)	(6)	(304)
Net loss attributable to Rafael Holdings, Inc.	$(1,005)	$(531)	$(2,507)	$(10,403)

OTHER COMPREHENSIVE LOSS
Net Loss	$(1,147)	$(659)	$(2,513)	$(10,707)
Unrealized loss on marketable securities	—	(311)	—	(311)
Foreign currency translation adjustments	(54)	(85)	(52)	(10)
Total Comprehensive Loss	(1,201)	(1,055)	(2,565)	(11,028)
Comprehensive (loss) income attributable to noncontrolling interests	(18)	(29)	5	(29)
Total Comprehensive Loss attributable to Rafael Holdings, Inc.	$(1,183)	$(1,026)	$(2,570)	$(10,999)

Loss Per Share attributable to Rafael Holdings Inc. common shareholders:
Basic and diluted	$(0.07)	$(0.04)	$(0.19)	$(0.83)

Weighted average number of shared used in calculation of loss per share:
Basic and diluted	13,924,691	12,541,998	13,055,037	12,541,998

RAFAEL HOLDINGS, INC.

 CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

(unaudited, in thousands, except share data)

	Nine Months Ended April 30,
	2019	2018

Operating activities
Net loss	$(2,513)	$(10,403)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,296	1,276
Deferred income taxes	(24)	8,851
Interest income on Rafael Pharmaceuticals Series D Convertible Note	(848)	—
Net gain on sale of marketable securities	(330)	(24)
Unrealized gain on investments – Hedge Funds	(414)	—
Provision for doubtful accounts	86	—
Realized gain on disposal of bonus shares	—	(246)
Non-cash compensation	269	616
Amortization of debt discount	11	—
Interest in the equity of investments	—	(80)
Change in assets and liabilities:
Trade accounts receivable	(471)	(142)
Other current assets and prepaid expenses	(419)	(392)
Other assets	(180)	(355)
Accounts payable and accrued expenses	91	223
Other current liabilities	(5)	(8)
Due to/from related parties	473	(386)
Accrued interest – Related Party	418	—
Other liabilities	22	—
Net cash used in operating activities	(2,538)	(1,070)

Investing activities
Purchases of property and equipment	(364)	(572)
Proceeds from sale and maturity of marketable securities, net	25,031	436
Investment in Rafael Pharmaceuticals	(55,870)	—
Net cash used in investing activities	(31,203)	(136)

Financing activities
Contribution from noncontrolling interest of consolidated entity	4,587	—
Repayment of Due from Rafael Pharmaceuticals	3,300	—
Proceeds from exercise of options	190	—
Proceed from sale of Class B Common shares to Related Party	7,777	—
Proceeds from issuance of convertible note payable - Related Party	15,000	—
Net cash provided by financing activities	30,854	—
Effect of exchange rate changes on cash and cash equivalents	53	55
Net decrease in cash and cash equivalents	(2,834)	(1,151)
Cash and cash equivalents at beginning of period	15,803	11,756
Cash and cash equivalents at end of period	$12,969	$10,605

Supplemental Schedule of Non-Cash Investing and Financing Activities
Adoption effect of ASU 2016-01	$39	$—
Beneficial conversion feature of convertible debt – Related Party	$71	$—
Series D Convertible Note and accrued interest converted to Series D Preferred Stock	$10,848	$—
Related Party deposit utilized to purchase Class B Common Stock	$864	$—
Cash payments made for interest & taxes	$—	$—

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